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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20579


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) -- May 1, 2006


                                LITTELFUSE, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    0-20388                36-3795742
(State of other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

                  800 E. Northwest Hwy., Des Plaines, IL 60016
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 824-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  As of May 1, 2006, Littelfuse, Inc. (the "Company") entered into an Employment Agreement with Mr. Gordon Hunter, the Chairman of the Board, President and Chief Executive Officer of the Company.

                  The Employment Agreement generally sets forth the terms and conditions of Mr. Hunter's employment by the Company, including, but not limited to, his duties, compensation and benefits, termination of employment and severance benefits, and confidentiality and non-competition provisions. The foregoing description of the terms of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement as set forth on Exhibit 99.1 hereto.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (d)      Exhibits


        EXHIBIT
         NUMBER                           DESCRIPTION
        -------                           -----------

         99.1 Employment Agreement made and entered into by and between Littelfuse, Inc. and Gordon Hunter as of the 1st day of May, 2006.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            LITTELFUSE, INC.



Date:  May 5, 2006                          By:  /s/ Philip G. Franklin
                                               ---------------------------------
                                            Philip G. Franklin
                                            Vice President, Operations
                                            Support and Chief Financial Officer





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